UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2006

CALIFORNIA-ENGELS MINING COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA                     1-3871                 94-0357560
(State or Other Jurisdiction   (Commission File	      (IRS Employer
of Incorporation)              Number)               	Identification No.)

117 Crescent Street
P.O. Box 778
Greenville, California                         		95947-0778
(Address of Principal Executive Office)               (Zip Code)

(530) 284-6191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 18, 2006, California-Engels Mining Company entered into an Exploration Permit With Option To Lease And Purchase agreement with American Sheffield, Inc., a Nevada corporation, a wholly owned subsidiary of Sheffield Resources Ltd., a British Columbia corporation, on its 36 patented lode mining claims and 162.12 acres of fee lands at Engelmine, Lights Creek Mining District, Plumas County, California.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     10.1 Exploration Permit With Option To Lease And Purchase dated April 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA-ENGELS MINING COMPANY
Registrant

May 3, 2006                                     By: /s/ Norman A. Lamb
                                                Norman A. Lamb, President
                                                and Chief Executive Officer